UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2025

Hilton Grand Vacations Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2025, Daniel J. Mathewes, President and Chief Financial Officer of Hilton Grand Vacations Inc. (the “Company”), informed the Company that he is taking a temporary leave of absence from his position at the Company for personal reasons, effective immediately. Mr. Mathewes’s temporary leave of absence is unrelated to the Company’s strategy, operations, financial reporting, or internal controls.

Erin Day, 41, the Company’s Executive Vice President of Finance, will be acting Chief Financial Officer effective immediately. Ms. Day has served as the Company Executive Vice President of Finance since April 2024. Prior to that, Ms. Day served as the Company’s Senior Vice President of Finance from August 2021 to April 2024 and Senior Vice President, Strategic Finance, from December 2019 to July 2021. Ms. Day’s current compensation arrangement, which is not being modified in connection with the foregoing, includes an annual base salary of $400,000 and target short-term and long-term incentive award opportunities at 75% and 200%, respectively, of her base salary. The Company and Ms. Day are party to a severance agreement that is substantially the same as the Company’s severance agreement with its executive officers.

There are no arrangements or understandings between Ms. Day and any other person pursuant to which Ms. Day was appointed to serve as acting Chief Financial Officer of the Company. There are no family relationships between Ms. Day and any of the Company’s directors or executive officers.

Ms. Day has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

	By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: February 7, 2025